SECURITIES AND EXCHANGE COMMISSION
          Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): August 26, 1996


                      FINANCIAL ASSET SECURITIES CORP.,
                 (as depositor under the Pooling and Servicing
                Agreement, dated as of March 1, 1996, providing
             for the issuance of Financial Asset Securities Corp.,
                 Mego Mortgage FHA Title I Loan Trust 1996-1,
                  FHA Title I Loan Asset-Backed Certificates,
                                Series 1996-1).

            (Exact name of registrant as specified in its charter)



              Delaware                33-99018-03            41-1836604
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
of Incorporation)                     File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                    06830
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code:       (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-1, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-1, a Trust created pursuant to the Pooling and Servicing Agreement, dated
              March 1, 1996, by First Trust of New York,
              National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated August 26, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 25, 2017.

              A.     Monthly Report Information:
                     Aggregate distribution information for the current distribution date August 26, 1996.

                     Principal      Interest      Ending Balance

       Cede & Co $1,329,923.53      $525,660.32   $78,911,197.46


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.     Have any deficiencies occurred?   NO.
                             Date:
                             Amount:

              D.     Were any amounts paid or are any amounts payable under
                     the Certificate Guaranty Insurance Policy?   NO
                             Amount:

              E.     Are there any developments with respect to the Certificate
                     Insurance Guaranty Policy?   NONE.

              F.     Item 1: Legal Proceedings:   NONE

              G.     Item 2: Changes in Securities:      NONE

              H      Item 4: Submission of Matters to a Vote of
                     Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.     Monthly Distribution Report dated August 26, 1996.





              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-1


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  26-Aug-96



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

 A-1  45430000.00  1329923.53   228693.91    1558617.44  40568197.46
 A-2  21580000.00        0.00   124085.00     124085.00  21580000.00
 A-3  16763000.00        0.00   104768.75     104768.75  16763000.00
  S   84193740.73 NA             68112.66      68112.66  80730477.51
  R            NA NA                 0.00 NA            NA


Total 83773000.00  1329923.53   525660.32    1855583.85  78911197.46

           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

 A-1  29.27412561  5.03398437 34.30810998  892.98255478       6.5500%
 A-2   0.00000000  5.75000000  5.75000000 1000.00000000       6.9000%
 A-3   0.00000000  6.25000000  6.25000000 1000.00000000       7.5000%
S (a)  0.00000000  0.80899909  0.80899909  958.86554998       1.0000%


                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         984545.61
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                      984545.61

   Principal Collections (Regular Installments)                       151504.97
   Principal Collections (Curtailments and Paid in Fulls)             853211.34
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                     1004716.31

   Collected Amount                                                  1989261.92
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions            0.00
   Distribution Amount                                               1989261.92
   Insured Payments                                                        0.00
   Amount Available                                                  1989261.92

ii)  Pool Balance Information:
     Beginning Pool Balance                 81735193.82
     less: Principal Collections             1004716.31
     less: Principal Losses                        0.00
     Ending Pool Balance                    80730477.51

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A-1                          0.92225668   0.89298255
          Class A-2                          1.00000000   1.00000000
          Class A-3                          1.00000000   1.00000000

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          457547.66    457547.66       0.00
     Class A Principal Distribution Amount   1226746.49   1226746.49       0.00
      (limited to the Overcolleralization Amount)
      Class A Distribution of                 103177.04    103177.04       0.00
       Distributable Excess Spread
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                    103177.04
     Distributable Excess Spread                                      103177.04

vi)  FHA Premium Account Deposit                                       15649.72
      Servicer Fee                                                     85140.83
      Master Servicer Fee                                               5449.01
      Master Servicer Reimbursement                                        0.00
      Trustee Fee                                                       2724.51
      Premium                                                          24714.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 4.6265%
        60+ Delinquency Percentage (Rolling Three Month)                 2.0688%
        Annual Default Percentage (Three Month Average)                  1.1617%
        Cumulative Default Percentage                                    0.2787%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          2946780.90
         Overcollateralization Amount (before distributions)         1494072.83
         Overcollateralization Amount (after distributions)          1819280.05


ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans            222030.18  234609.12
           Principal Balance of Credit Support Multiple    222030.18  234609.12


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    8419374.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           0          0.00         0.00
    Claims Pending          9          NA     165052.16           NA
    Claims Paid             0           0          0.00         0.00


                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     FINANCIAL ASSET SECURITIES CORPORATION




                             By
                             Name:  Lynn Steiner
                             Title: Assistant Vice President, First Trust
                                    of New York, National Association


Dated:        August 31, 1996